Exhibit 10.1

Addendum to License Agreement dated 21st of December 2006

between Adept Technology and Fundacion Fatronik.

I.	License Fees

The license agreement from December 2006 agreement specifies license fees according to the following schedule starting July 1, 2007 for robots sold into regions that are covered by exclusivity:

Year 1:	800 US$	(Adept Fiscal Year 2008)
Year 2:	800 US$	(Adept Fiscal Year 2009)
Year 3:	1600 US$	(Adept Fiscal Year 2010)
Year 4:	1400 US$	(Adept Fiscal Year 2011)
Year 5:	1200 US$	(Adept Fiscal Year 2012)
Year 6:	1000 US$	(Adept Fiscal Year 2013)
Year 7:	800 US$	(Adept Fiscal Year 2014)
Year 8:	600 US$	(Adept Fiscal Year 2015)

Starting with Year 3 (July 1st, 2009) the license fees have changed as follows:

Year 1:	800 US$	(Adept Fiscal Year 2008)
Year 2:	800 US$	(Adept Fiscal Year 2009)
Year 3:	1200 US$	(Adept Fiscal Year 2010)
Year 4:	1300 US$	(Adept Fiscal Year 2011)
Year 5:	1400 US$	(Adept Fiscal Year 2012)
Year 6:	1200 US$	(Adept Fiscal Year 2013)
Year 7:	1000 US$	(Adept Fiscal Year 2014)
Year 8:	800 US$	(Adept Fiscal Year 2015)

II.	Exclusivity and Minimum Unit Volume

Licensee gives up exclusivity in Russia. Therefore the minimum unit volume to keep exclusivity changes from [ ********** ] CONFIDENTIAL TREATMENT REQUESTED units per year. Starting with year 3, the yearly minimum unit volume is a worldwide number and is independent on geographies.

Licensor agrees to keep patent(s) alive in Russia until year [ ********** ] CONFIDENTIAL TREATMENT REQUESTED.

[ ********** ] CONFIDENTIAL INFORMATION MARKED BY BRACKETS HAS BEEN OMITTED AND AN UNREDACTED VERSION FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

III.	Forecast

Licensee forecasts the following unit volumes for the respective periods:

Year 3: [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

1st Half:   [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

2nd Half : [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

Year 4: [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

1st Half:   [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

2nd Half : [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

Year 5: [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

1st Half:   [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

2nd Half   [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

Broken down into Calendar years the forecast is as follows:

CY 2010: [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

CY 2011: [ ********** ] CONFIDENTIAL TREATMENT REQUESTED

IV.	License Fee Calculation

Licensor has the option to ‘borrow’ unit volume from a future period for license fee calculation should the cumulated license fee for a given calendar year be below 200,000 Euro. The goal is to generate a minimum license fee for a particular year. Should Licensor choose to use this option, that total license fee amount for the particular calendar year may not exceed 205,000 Euro Unit volumes borrowed from the future period need to be reconciled during the next period in order to accurately reflect real unit sales for the next period.

ADEPT TECHNOLOGY, INC.	Fundacion Fatronik

By	By

(Print)	(Print)

Title	Title

Date	Date

[ ********** ] CONFIDENTIAL INFORMATION MARKED BY BRACKETS HAS BEEN OMITTED AND AN UNREDACTED VERSION FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED